UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2023

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 9, 2023, the board of directors (the “Board”) of The Children’s Place, Inc. (the “Company”) approved and adopted a seventh amendment and restatement of the Company’s bylaws (as amended, the “Bylaws”), which became effective the same day. Among other things, the amendments effected by the Bylaws:

•	update the Company’s advance notice provisions to require (i) certain additional stockholder and director nominee background information and representations, including disclosure regarding when Company stock was required, a representation that the stockholder is entitled to vote at the meeting, a director questionnaire (which is also clarified to be a requirement to be qualified to be a director nominee) and a stockholder questionnaire, (ii) prompt updating of information provided by the stockholder or director nominee to the Company if any such information becomes inaccurate or incomplete in any material respect, and (iii) compliance with the Securities Exchange Act of 1934, as amended, with respect to any nomination or stockholder business;

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board; and

•	clarify and update annual and special meeting procedures, including, among other things, (i) the record date for determining stockholders entitled to request a special meeting, (ii) the ability of the Board to set stockholder meeting rules and add agenda items to stockholder-requested special meetings, (iii) the notice required in the event of an adjournment of any meeting of stockholders, and (iv) the elimination of the requirement to provide the stockholder list at each stockholder meeting (each to align with recent amendments to the General Corporation Law of the State of Delaware).

The amendments to the Bylaws also include certain technical, modernizing, conforming, and clarifying changes.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit 3.1	Seventh Amended and Restated Bylaws of The Children’s Place, Inc.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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